SEASONS SERIES TRUST
Supplement to the Prospectus dated July 27, 2009
Effective February 19, 2010, in the section titled “MANAGEMENT,” under the heading “Portfolio Management,” the portfolio management disclosure for SunAmerica Asset Management Corp. (“SAAMCo”) with respect to the Aggressive Growth component of the Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio (the “Multi-Managed Portfolios”) and Small Cap Portfolio is deleted in its entirety and replaced with the following:
“The Aggressive Growth component of the Multi-Managed Portfolios and Small Cap Portfolio are managed by Tim Pettee and Andrew Sheridan. Mr. Pettee joined SAAMCo in January 2003 as Chief Investment Officer. Prior to joining SAAMCo, Mr. Pettee was executive vice president and global director of research for Schroder Investment Management from 2000 to 2002, where he oversaw a team of more than 80 analysts and managed a U.S. large-cap portfolio product group. Mr. Sheridan, Vice President, Portfolio Manager and Senior Research Analyst, joined SAAMCo in 2003. He is the portfolio manager for Focus TechNet Portfolio and a member of the research team covering the technology industry.”
Dated: February 26, 2010
Versions: Version 1 Class 1, Version 2 Class 1, Version 3 Class 2; Version 4 Class 3; and Combined Master